SCHEDULE 14C INFORMATION
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of the Securities Exchange Act of 1934
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[ ] Preliminary Information Statement
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NEW YORK FILM WORKS, INC.
(Name of Registrant as Specified in its Charter)
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NEW YORK FILM WORKS, INC.
122 East 25th Street
New York NY 10010
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 31, 2003 AT 10:00 A.M. EASTERN STANDARD TIME
To our shareholders:
New York Film Works, Inc. will hold a special meeting of its shareholders at the offices of Raice Paykin & Krieg LLP, 185 Madison Avenue, 10th floor, New York, New York on December 31, 2003 at 10:00 AM EST. At the meeting we will ask you to approve an amendment of the Certificate of Incorporation to reduce the number of issued and outstanding shares of common stock by changing each 100 issued and outstanding shares into 1 new share.
The proposal is more fully described in the attached information statement. I urge you to read the Information Statement carefully.
A majority of the shareholders have signified their intention to approve the proposals.
WE ARE NOT ASKING YOU FOR A PROXY AND WE ASK YOU NOT TO SEND US A PROXY
Sincerely,

Michael Cohen
President
December 11, 2003
This document is being first sent to shareholders on or about December 11, 2003
INFORMATION STATEMENT

TABLE OF CONTENTS

SUMMARY
FREQUENTLY ASKED QUESTIONS
SUMMARY OF THE BLADON SHARE EXCHANGE
SUMMARY OF THE PURPLE HAZE SHARE EXCHANGE
THE MEETING
PROPOSAL # 1 - AMENDMENT OF CERTIFICATE OF INCORPORATION
FINANCIAL INFORMATION
REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
EXHIBIT A Certificate of Amendment of Certificate of Incorporation of New York Film Works
EXHIBIT B Share Exchange Agreement with shareholders of Bladon Studios Limited
EXHIBIT C Share Exchange Agreement with shareholders of Purple Haze Productions Ltd.

SUMMARY

We have acquired Bladon Studios Limited under a Share Exchange Agreement dated as of June 30, 2003. Under that agreement, we acquired all the outstanding capital stock of Bladon in exchange for warrants to purchase 940,909,091 shares, representing 89% of our common stock for $100.
On October 31, 2003, Bladon acquired all the outstanding shares of Purple Haze Productions Limited, a UK film producer. Bladon issued 250,000 of its Ordinary Shares to the owners of Purple Haze. Those shareholders then exchanged those 250,000 shares for warrants to purchase 47 million shares (470,000 shares after the reverse split) of our common stock for nominal consideration.
We do not have enough authorized capital stock to issue when the warrants held by the former shareholders of Bladon and Purple Haze are exercised. Holders of a majority of our outstanding common stock intend to vote to carry out a 1 for 100 reverse split of our outstanding shares. The reverse split will permit the former shareholders of Bladon and Purple Haze to exercise their warrants in order to complete the acquisitions.
This summary information is provided to aid you in understanding the actions we are taking in connection with share exchange transaction and the resulting change in the nature of your company. You should read this document and the Exhibits in their entirety for a complete understanding of the share exchange and other changes being made in our business.

FREQUENTLY ASKED QUESTIONS

Q: Why are my shares being reduced?
A: At present we have 120 million authorized shares in the company. 103.5 million shares have been issued to shareholders. In June of this year we acquired Bladon Studios Limited from Roger Bailey and Michael Allen in exchange for warrants to purchase 940,909,091 shares of our common stock. Bladon later acquired Purple Haze in exchange for warrants to purchase an additional 47,000,000 shares of our common stock. In order to satisfy the terms of the acquisition we needed to issue shares both to Mr. Bailey and Mr. Allen and to the former shareholders of Purple Haze. A reverse split of our outstanding shares will provide enough additional authorized but unissued shares to allow exercise of the warrants. (The shares to be issued on exercise of warrants will also, under the terms of the warrants, be adjusted at the 100 to 1 ratio so that we will be issuing a total of 9,879,091 shares on exercise of the warrants.) It will also give us enough additional authorized shares for expected future financing.
Q: Are there any things that have to happen before the share exchange must be completed?
A: No. The two acquisitions have already been completed. The warrants we issued in the acquisitions have only a nominal exercise price, so that they are certain to be exercised
Q: Do you have to get any government approvals before the share exchange can be completed?
A: No.
Q: How much additional money will you need in the short term, and how do you expect to raise it?
A: We will need approximately $150,000 immediately. We plan to raise this funding through debt. The directors of the Company are in discussion with several banks and in addition Mr. Bailey has agreed on a private placement of either debt or convertible debt
Q: Why are you doing a reverse split of 1 for 100?
A: The board of directors believes that reducing the number of shares will result in a more appropriate share price for our shares; factors considered to arrive at this decision include the liquidity of the shareholder’s investment and the potential of upgrading the listing status.
Q: What happens if after doing a reverse split of 1 for 100 I end up with a fraction of a share?
A: The number of shares you will receive will be rounded to the nearest whole number of shares. For example if you originally held 8,750 shares and would therefore be entitled to 87.50 new shares, this number would then be rounded up to 88 new shares. If you originally held 8,740 shares and would therefore be entitled to 87.40 new shares, this number will be rounded to 87 new shares. Because of the low price of our shares, cash payment for fractional shares isn't feasible.
Q: Will I recognize a taxable gain or loss as a result of the share exchange?
A: We expect that the exchange will be a tax-free exchange and you will not recognize gain or loss for income tax purposes. However, we urge you to consult your own tax advisor to determine your particular tax consequences.
Q: Do shareholders who vote against the transaction have any rights to appraisal and payment for their shares?
A: No. The exchange of shares does not itself require the approval of shareholders and we are not asking for approval of that transaction. Accordingly, there are no dissenters' appraisal rights. Holders who object to the exchange will not have any other legal right to prevent the exchange or be paid as a result of it
Q: Should I do anything with my New York Film Works stock certificates?
A: Not at this time. Your New York Film Works stock certificates will be exchanged for new certificates as soon as practicable after we file the amendment of the certificate of incorporation effecting the reverse split.
Q: When do you expect the warrants to be exercised?
A: We expect they will be exercised as soon as the reverse split has been completed.
Q: Who should I call with questions?
A: New York Film Works shareholders should call Barrington J. Fludgate at (646) 335-8998 with any questions about the information in this document.
You may also obtain additional information about New York Film Works from documents we have filed with the Securities and Exchange Commission by following the instructions in the section entitled "Forms 10-K and 10-Q Filed with the Securities and Exchange Commission" ..

The Companies

New York Film Works, Inc.

122 East 25th Street
New York NY 10010
(212) 475 5700
New York Film Works provides a wide array of photo finishing and processing services principally for the professional and commercial photographic market in New York City. It was incorporated under the laws of the State of New York on November 5, 1980 and began operations in April 1981. It acquired all of the outstanding shares of common stock of Emulsion Stripping, Ltd., an Illinois corporation, on February 8, 1984. Emulsion Stripping, Ltd. changed its name to ES Graphics, Inc. ("ES Graphics") in March 1984. ES Graphics subsequently went out of business.
After pursuing our business and finding results unsuccessful, we filed a Chapter 7 proceeding in the U.S. Bankruptcy Court. On September 3, 1992, our case was converted from a Chapter 7 to Chapter 11 proceeding under which we were a Debtor-in-Possession. We submitted a Plan of Reorganization in order to restructure our pre-petition obligations, which was subsequently approved by the Bankruptcy Court. On August 21, 1996, the U.S. Bankruptcy Court discharged us from our bankruptcy.

New York Film Works's Business

We operate a full service photo-processing laboratory. We will be taking advantage of the technological and digital advances that have been developed in the film processing industry. Our product line has expanded to include: "Digital C-Prints," Computer Graphic Output Scanning Services, Laser Prints and Video Transfer Services.
Our principle place of business is located at 122 East 25th Street, New York, New York 10010 and our telephone number is (212) 475-5700.
General.
We provide a variety of film processing, film finishing and image conversion and related services to professional photographers, corporate and institutional clients and to the amateur photography market. We operate full service dark-room/laboratory facilities and retail photography services at our New York facility.
We plan to take advantage of the recent technological advances made in the photographic industry, such as the use of digital technologies, the Internet and scanning equipment. These advances have given us an exciting new range of possibilities in the film processing industry and printing. However, this will require additional funding which may only become available from the sale of common stock, if that is feasible.
Film Processing and Printing Services.
Our products and services include: laser/photo realistic digital copies, 35mm & 4x5 computer output from digital data, digital printing from computer files, computer graphics creation, scans in a flash, photo CD and pro CD scanning services, video transfer services, film to VHS video, prints from VHS videos, custom "C" prints, quantity color prints, custom "R" prints, custom black & white printing, professional mini-lab services, professional duping services, plaque framing center, photo restoration & retouching, Kodachrome and E-6 slide film processing and black & white and color contact sheet services.
Sales and Marketing.
Our Company performs film processing services for professional and commercial photographers, photographic editors of magazines and periodicals, photographic dealers on a wholesale basis and amateur photographers on a retail basis. Our Company sales are generated primarily by telephone solicitations, sales visits, referrals, publicity in trade journals and from participation in trade shows.
Customers.
For the fiscal year ended October 31, 2002, no one customer accounted for more than 10% of New York Film's total sales. As of October 31, 2002, New York Film's customer base consisted of approximately 20% professional photographers, 10% film dealers, 20% corporate and commercial accounts, and 50% retail professional and quality-oriented amateurs.
Employees.
As of October 31, 2002, we employ  11 people on a full-time basis, including 2 officers, 3 administrative personnel and  6 technicians.
Competition.
There are numerous entities and persons in the continental United States which provide a variety of photo finishing and processing services similar to the ones we provide. Many of our competitors are much larger than our Company and have greater financial resources than we do. We compete in a very local area and competition ranges from full service labs such as ours to the local “one-hour” photo service operated by local grocery and pharmaceutical retailers.
Facilities
Our film processing operations are carried out at a 3,000 square-foot leased retail facility at 122 E. 25th St., New York, NY 10010.
You may also obtain additional information about New York Film Works from documents we have filed with the Securities and Exchange Commission by following the instructions in the section entitled “ Reports Filed with the Securities and Exchange Commission."

Bladon Studos Limited

52 High Street, Harrow on the Hill
Harrow, Middlesex, HA1 3LC
England
011 44 20 8423 5656
Bladon, a company organized under the laws of England and Wales, provides specialty facilities for natural history film and television makers and website design. It offers a combination of physical facilities and Bladon's own specialized personnel to provide a complete package to filmmakers. In some cases, licensed exotic animals personally owned by two of the directors are included as a part of the package. Bladon was organized in July 2002. Through its Research Services International Limited, subsidiary, it designs, constructs and develops internet sites for niche markets. The sites are either developed solely by Research Services International or under a joint venture agreement with the client. Research Services International also owns a number of domain names and is developing an image library by way of both investment and production.

Purple Haze Productions Limited

On October 31, 2003, Bladon acquired all the outstanding shares of Purple Haze Productions Limited, a UK film producer. Purple Haze currently has two film projects at the pre production stage both with options sold to larger production companies, has one script under development and holds an option on the script for a second production. It also has rights to residual income based on release of an earlier film in 1998.

SUMMARY OF THE BLADON SHARE EXCHANGE

This summary may not contain all of the information that is important to you. You should read carefully this entire document, including the share exchange agreement, and the Certificate of Amendment to New York Film Works's Articles of Incorporation and the other documents we refer to for a more complete understanding of the share exchange. The share exchange agreement is attached to this document as Annex A and the Certificate of Amendment is attached as Annex B. We encourage you to read these documents carefully.

New York Film Works's reasons for the Bladon share exchange

Factors Considered in approving the Bladon share exchange

The share exchange agreement with Bladon was approved by New York Film Works's Board of Directors on May 27, 2003 and was completed on June 30, 2003. In considering the share exchange, the New York Film Works board reviewed several factors. The most significant factors were:
• Historical information concerning our respective businesses, financial performance and condition, operations, technology and management, including reports concerning results of operations.
• Historically, the business of New York Film Works has for the last several years been relatively steady, but not exciting. Operations until 2001 had generated only modest profits and 2001 and 2002 resulted in a loss.
• The Digital technology was making significant inroads into photography, changing the need for traditional film processing.
• There are few barriers to entry for simple film processing (e.g. the "one-hour" service offered by many large retailers).
• While New York Film Works had a good service staff there is a very high degree of dependence on Michael and Steven Cohen.
• New York Film Works management's view of the financial condition, results of operations and businesses of New York Film Works and Bladon, both before and after giving effect to the share exchange, and the New York Film Works board's determination of the share exchange's effect on shareholder value.
• Current financial market conditions and historical market prices, volatility and trading information;
• The price of New York Film Works stock has been low for some time and shows no sign of increasing substantially in the near future without some change in the business.
• Trading volume has been low reflecting, in management's view, limited interest in the stock.
• Venture capital financing has become more difficult to get over the last year. The Board considered that the chances of raising funds in the current market to develop its present line of business were slim without a major change in the nature of the company's business, but would be improved substantially by the addition of a second source of revenue.
• The consideration Bladon shareholders will receive in the share exchange in light of other alternatives to increase shareholder value.
• To increase shareholder value would require a fundamental change in the business; based upon the outlook for the Company’s current business, significant capital investment (that the company would have to raise in the capital markets) could not be justified.
• Alternatively, the company could attempt a spin off of the business into a private company and try to sell the remaining shell.
• Using the value of the company as it currently existed as currency in a share exchange agreement appeared to be the most practical solution; the current shareholders would end up owning a small percentage of a larger enterprise with substantially greater prospects.
• The Bladon shareholders will receive 89% of the stock of the combined companies. The Board decided that the amount of new stock to be issued to the Bladon shareholders was reasonable in light of the more exciting business that company brings to the table and the limited prospect of growing the New York Film Works business as a stand-alone operation either through internally generated cash flow or with outside financing.

Other factors affecting present business and prospects

In deciding to recommend the share exchange, the board also gave serious consideration to these additional factors affecting New York Film Works's present business and the future prospects.
• the presence of current and possible future competitors with far more resources than we have;
• the fact that our business tends to be limited to a narrow geographic area; and
• the fact that we are highly dependent on the skills of our two executive officers.
All of these factors supported the view that New York Film Works needs to grow in size, geographically and in the size of its management team.

Potential benefits

The decision of the board of directors of New York Film Works was based upon several potential benefits of the share exchange, including the potential to:
• build on Bladon's progress in the film industry (both for TV and theater release), as well as newer media such as Internet distribution of completed films;
• strengthen our management through the addition of senior level executives familiar with both the technology and business aspects of film production;
• improve our ability to raise capital through the public market as a result of our status as a fully reporting company and Bladon's additional business potential;
• combine New York Film Works's expertise in the area of analog and digital film processing with Bladon's expertise in film production and newer media; and
• expand our potential market from our current geographical base to a broader base.

Risks

The New York Film Works board also identified and considered several potentially negative factors in its deliberations concerning the share exchange including the following:
• more working capital may be needed to support an increase in the scope of our operations;
• there is a possibility that the demand for Bladon's services may be less than the parties expect;
• we will have to deal with technical, operational, managerial, and personnel-related challenges in integrating the two companies.
The board concluded, however, that the potential benefits of the share exchange to New York Film Works and its shareholders outweighed the risks associated with the share exchange.
The discussion of the information and factors considered by the New York Film Works board is not intended to be exhaustive. In view of the variety of factors considered in evaluating the share exchange, the New York Film Works board did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

Discussions leading up to transaction

The parties were introduced during a three-day visit by Mr. Allen of Bladon to New York in May of 2003. They immediately recognized the possibility of a synergy between our film processing operations and their production facilities in the UK. The share exchange agreement was negotiated through a number of meetings and telephone conversations during May and June of 2003, and was completed on June 30, 2003.

SUMMARY OF THE PURPLE HAZE SHARE EXCHANGE

New York Film Works's reasons for the Purple Haze share exchange

Factors Considered in approving the Purple Haze share exchange

The share exchange agreement with Purple Haze was approved by the Boards of Directors of New York Film Works and Bladon on September 1, 2003 and was completed on October 31, 2003. In considering the Purple Haze share exchange, the two companies' boards reviewed several factors. The most significant factors were the same as those identified under the first bulleted subparagraph under New York Film Works's reasons for the Bladon share exchange, above, as well as the following factors:
• Purple Haze currently has 2 film projects at the pre production stage both with options sold to larger production companies on a share of Producers Profits;
• William Tell -- The Untold Story, a US$40M budget film sold to Tusk Productions. The rights entitle Purple Haze to £250,000 on first day of principal photography, less associated writers and producer fees leaving approximately £150,000 to Purple Haze. Purple Haze will also be entitled to 4% of Producers Profits ( approximately 2.5% of total net profits).
• The Gatecrasher a US$6M budget project sold to Meteor Pictures. The rights entitle Purple Haze to £55,000 on first day of principal photography less £5,000 associated producer fee. Purple Haze will also receive 4% of Producers Profits, again 2.5% net
• Purple Haze's Moonlite Pictures subsidiary has one script under development ( For Love or Money) and one film with a residue income following release in 1998 which is anticipated to produce a further US$200,000 in revenue over the coming years. In addition the DVD rights in the USA could be available to the group.
• Purple Haze also has an option on Panama, a political thriller script on the French political scene post the collapse of the French Canal Construction Company.
• Moonlite and Purple Haze jointly have a Business Plan to develop and fund films for TV.
• Purple Haze's management team includes three individuals who have a successful track record in the film production industry.
• The Purple Haze team also have a number of scripts in the development stage which they feel will progress better within NYFW as a publicly held parent company.

Potential benefits

The decision of the board of directors of New York Film Works in approving the Purple Haze acquisition was based upon several potential benefits of the share exchange, including the potential to:
• Expand into an area closely related to Bladon's business of providing film production facilities;
• Cross sell Bladon's production facilities and Purple Haze's film production services; and
• Expand into the new media area of Internet services.

Risks

Possible risks resulting from the Purple Haze Acquisition include the following:
• more working capital may be needed to support an increase in the scope of our operations;
• Purple Haze's success depends heavily on choosing scripts that will be attractive for resale to film producers. Choosing the wrong script for production could result in losses that could not be recouped through reselling the completed film;
• we will have to deal with technical, operational, managerial, and personnel-related challenges in integrating the two companies.
The board concluded, however, that the potential benefits of the share exchange to New York Film Works and its shareholders outweighed the risks associated with the share exchange.
The discussion of the information and factors considered by the New York Film Works board is not intended to be exhaustive. In view of the variety of factors considered in evaluating the share exchange, the New York Film Works board did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determination.

Discussions leading up to transaction

In late 2000, Roger Bailey, one of Bladon's principles, met with a previous director of Purple Haze in London. In 2001, Purple Haze sought funding for one of its films through Mr. Bailey's contracts as an investor. Ultimately, that transaction did not come to fruition. However, as Bladon and Purple Haze developed, they came to recognized the benefit of a business combination. Discussions began in late July of 2003. The exchange agreement was signed in September of 2003 and the transaction was completed on October 31, 2003.

The Share Bladon Exchange Agreement

How the Bladon Share Exchange Will Work

Recognizing that we did not have enough authorized shares to issue in order to complete the acquisition of Bladon, we issued the Bladon shareholders, in exchange for all of the shares of Bladon, warrants to acquire 9,409,091 shares of our common stock for $100 after completion of a 100 for 1 reverse stock split. This made Bladon a wholly-owned subsidiary of New York Film Works. In addition, Michael Cohen and Stephen Cohen, and their father, Gerald Cohen, gave the former Bladon shareholders an irrevocable proxy to vote the shares owned by the Cohens until such time as either the former Bladon shareholders exercise their warrants or the warrants expire by their terms. Upon approval of the reverse stock split, the Bladon shareholders will exercise their warrants, and we will issue the 9,409,091 shares to them. After exercise of their warrants, the former Bladon shareholders will own 86.2% of New York Film Works after giving effect to the Purple Haze acquisition described below, and the current shareholders of New York Film Works, Inc. will own 9.5% of the expanded share base of the Company (also after giving effect to the Purple Haze acquisition).

Representations and Warranties of the Parties to the Bladon Share Exchange Agreement

New York Film Works and the shareholders of Bladon each made substantially similar representations and warranties in the share exchange agreement regarding aspects of our businesses, financial condition, structure, and other facts pertinent to the share exchange, including representations and warranties by each company as to:
• its corporate organization, good standing, and qualification to do business;
• authority to enter into the share exchange agreement and related agreements;
• its capitalization;
• the accuracy and completeness of its financial statements;
• in the case of Bladon, changes in its business since the date of its financial statements;
• its taxes;
• its agreements, contracts, and commitments;
• compliance with laws;
• litigation to which it is a party;
• in the case of Bladon, the accuracy of its unaudited financial statements;
The Bladon shareholders also represented and warranted their ownership of the Bladon shares and the fact necessary to support exemption from registration of our shares under the Securities Act of 1933.
The representations and warranties in the share exchange agreement are complicated and are not easily summarized. We urge you to read the articles of the share exchange agreement entitled "Representations and warranties of Acquirer," and "Representations and Warranties of Target Shareholders" carefully.

Right of former Bladon Shareholders to Put their Warrants

The parties agreed that if we are unable to amend our certificate of incorporation to increase the authorized common stock so that the former Bladon shareholders can exercise their warrants, the former Bladon shareholders are entitled to put their warrants to us and in that case we will be obligated to return the Bladon shares to the former Bladon shareholders. This right to put the warrants terminates one year from the date of the agreement.

How the Purple Haze Share Exchange Will Work

In the Purple Haze share exchange agreemen, Bladon issued 250,000 of its Ordinary Shares to the owners of Purple Haze in exchange for all of the outstanding stock of Purple Haze. Those shareholders then exchanged those 250,000 shares for warrants to purchase 470,000 shares of our common stock for nominal consideration. In addition, we guaranteed the payment by Purple Haze of Sterling £10,000 and agreed to be substituted as guarantor on a business loan granted to Purple Haze by NatWest Bank in the amount of £14,500 and an overdraft of £7,000. This made Purple Haze a wholly-owned subsidiary of Bladon. Upon approval of the reverse stock split, the former Purple Haze shareholders will exercise their warrants, and we will issue the 470,000 shares to them. After exercise of their warrants, the former Purple Haze shareholders will own 4..3% of New York Film Works be, and the current shareholders of New York Film Works, Inc. will own 9.5% of our expanded share base.

Share Ownership After the Exchanges

The following table shows the effect of exercise of the warrants issued to both the former Bladon shareholders and the former Purple Haze shareholders. All share numbers reflect the proposed 1 for 100 reverse split.

	Held prior to exchange Exchange	Percentage
Current NYFW holders	103,500,000	100%
`
Exercise of warrants by warrant holders	Issued in Exchange	Percentage
R Bailey	8,844,546	81.0%
M Allen	564,545	5.2%
Current NYFW holders	1,035,000	9.5%
Former Purple Haze holders	470,000	4.3%
Total	10,914,091	100.0%

Material United States Federal Income Tax Consequences of the Bladon Share Exchange

The following general discussion summarizes the material United States federal income tax consequences of the share exchange. This discussion is based on the Internal Revenue Code, the related regulations promulgated, and existing administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect.
Based on discussions with its independent public accountants, New York Film Works's management believes that the tax status of shares held by shareholders of New York Film Works will not be affected by the share exchange and that New York Film Works should not recognize gain or loss for United States federal income tax purposes as a result of the share exchange. Neither New York Film Works or Bladon have sought a tax ruling from the IRS or obtained a legal opinion confirming the information described above. These opinions will not bind the IRS and will not preclude the IRS from adopting a contrary position, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court if the issues are litigated. Neither New York Film Works nor Bladon intends to obtain a ruling from the IRS as to the tax consequences of the share exchange.
This discussion is only intended to provide you with a general summary, and it is not intended to be a complete analysis, advice, or description of all potential United States federal income tax consequences or any other consequences of the share exchange. In addition, this discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state, or local tax consequences of the share exchange. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular United States federal, state, local, or foreign income or other tax consequences to you of the share exchange.

Restrictions on Sales of Shares of New York Film Works Common Stock Issued in the Bladon and Purple Haze Share Exchanges

All warrants of New York Film Works, by Bladon shareholders and the Purple Haze shareholders in the share exchanges, and common stock received by them upon exercise of the warrants, will be issued in reliance on exemptions from registration as a private offering. As a result, those shares will be "restricted securities" under the Securities Act of 1933.
Bladon and Purple Haze holders may not sell their warrants or their shares of New York Film Works common stock acquired on exercise of the warrants except pursuant to
• an effective registration statement under the Securities Act covering the resale of those shares, or
• any other applicable exemption under the Securities Act.

Regulatory Approvals

No federal or state regulatory requirements or approvals are needed in connection with the share exchange transaction.

Accounting Treatment of the Share Exchange

In accordance with generally accepted accounting principles, we accounted for the share exchange as a purchase of New York Film Works by Bladon for financial reporting and accounting purposes. Under Financial Accounting Standard 141, “ ... a combining company which either retains or receives the larger portion of the voting rights in the combined corporation [. That corporation] should be treated as the acquirer ...”. Accordingly, the “accounting predecessor” will be Bladon, Inc. and the operating results for prior years will differ significantly from the operating results reported last year.

Change in Board of Directors

Following completion of the Bladon share exchange agreement, the board of directors was reconstituted as follows:
Barrington J. Fludgate, age 57, Chairman, is Chief Executive Officer of XBorder Corporate Services Inc. (from 2003) a company that specialises in assisting non-US companies enter the US public market. Before joining XBorder Corporate Services Inc., Mr. Fludgate provided similar services through his own company Lancer Corporation. Prior to 1994 Mr. Fludgate held the positions of Chairman, CEO and CFO to a NASDAQ company. Mr Fludgate Mr. Fludgate is the designer of one of the world's largest installed banking systems and has lectured on International Banking to European, US, Asia and Eastern European banks. He holds a Masters degree in Business Administration from the City of London Business School.
Roger Bailey, age 55, Chief Executive Officer, is a technology investor and entrepreneur. From 1972 he managed his family property company, and from 1979 onwards involved in commercial property development with institutional financing.
Michael Allen, age 46, Director, is a professional photographer specializing in sports and glamour, and with experience of wildlife film-making. Has been published in Westminster Press, Conde Nast and other leading publications, and undertaken assignments for companies including Budweiser and Rothmans. Mr. Allen holds a D.Phil. and B.Sc. from Sussex University.
Michael V. Cohen, age 40, President and a Director for the past eight years. Mr. Cohen received a B.S. degree in Business Administration from the Rochester Institute of Technology.

Meetings of the Board; committees of the Board

The Board of Directors held three meetings during the fiscal year ended October 31, 2003. New York Film Works does not have a standing audit, nominating or compensation committee of the Board of Directors.

New York Film Works Market Price Information

New York Film Works common stock is traded on the Pink Sheets under the symbol NYFW.

Per Share Market Price Data

The following table sets forth, for the fiscal quarters indicated, the high and low sale prices per share of New York Film Works common stock as reported in the Pink Sheets:
	High	Low
First Quarter ended January 31, 2003	$0.005	$0.001
Second Quarter ended April 30, 2003	$0.005	$0.001
Third Quarter ended July 31, 2003	$0.001	$.0001
Fourth Quarter ended October 31, 2003	$.0001	$.0001
The above quotations reflect inter-dealer prices without retail mark-up, mark-down or commission and may not actually represent actual transactions.

THE MEETING

Record date and outstanding shares

The record date for determining who is entitled to vote at the meeting is November 28, 2003. Only holders of record of New York Film Works common stock at the close of business on the record date are entitled to notice of the meeting and to vote at the meeting. As of the close of business on the record date, there were 103,500,000 shares of New York Film Works common stock outstanding and entitled to vote, held of record by approximately 1,157 shareholders. Each New York Film Works shareholder is entitled to one vote for each share of New York Film Works common stock held as of the record date.
On the record date, directors, executive officers and affiliates of New York Film Works as a group owned 52,000,000 shares of New York Film Works common stock. These shares constituted approximately 50.2% of all of the outstanding shares of New York Film Works common stock as of the record date.

Vote and quorum required

The holders of a majority of the shares of New York Film Works common stock entitled to vote at the New York Film Works shareholders' meeting, present in person or represented by proxy, will constitute a quorum for the meeting. The vote of holders of a majority of the shares of New York Film Works common stock outstanding as of November 28, 2003, the record date, is required to approve the proposal to amend the certificate of incorporation.

PROPOSAL # 1 - AMENDMENT OF CERTIFICATE OF INCORPORATION

This proposal would amend the Certificate of Incorporation to change each 100 outstanding shares of the Corporation’s Common Stock, par value $0.001 per share into one share of Common Stock, par value $0.10 per share.
The principle reason for the proposed amendment is to provide enough shares for the former Bladon shareholders and the former Purple Hayes shareholders to exercise their warrants.
In addition, the current price of our common stock is extremely low. By reverse splitting the shares, we hope to increase the price per share. But there can be no guaranty that the reverse split will result in a higher per share price.
After the reverse split, and after exercise of the warrants issued to the former Bladon shareholders and former Purple Haze shareholders, there will be 10,914,091 shares issued and outstanding. This would leave 1,085,909 shares of common stock authorized but unissued. Because we hope to raise additional capital, some of the authorized but unissued shares may be issued for this purpose. The additional shares might also be used to complete another acquisition if the opportunity should arise. No specific financing plan using the additional shares, and no acquisition opportunity, are presently under consideration.
After the amendment is approved by the shareholders, the Board of Directors does not intend to ask for further shareholder approval before issuing any additional shares of common stock or securities convertible into common stock, except as may be required by applicable law.
The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, the Board will have the authority to issue authorized common stock without requiring future shareholder approval of those issuances, except as may be required by applicable law. To the extent that the additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could dilute the existing shareholders. The holders of common stock have no preemptive rights.
The increase in the authorized number of shares of common stock and the later issuance of those shares could delay or prevent a change in control of the company without further action by the shareholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The proposal to increase the authorized shares of common stock is not in response to any accumulation of stock or threatened takeover. The Company has no plans to subsequently implement additional measures having anti-takeover effects.
The Certificate of Amendment is attached to this document as Annex B, and we urge you to carefully read this document in its entirety.

Vote required to authorize the Amendment to the Certificate of Incorporation of New York Film Works, Inc.

The vote of holders of a majority of the common stock outstanding is required to approve the amendment to the Certificate of Incorporation of the Corporation.
Collectively, the holders of 52,000,000 shares of New York Film Works common stock, representing 50.2% of all of the outstanding shares of New York Film Works common stock as of the record date have indicated they intend to vote in favor of Resolution # 1.

Executive Compensation

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation awarded to, earned by, or paid to the Company's chief executive officer for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended October 31, 2003, 2002, and 2001. No executive officer received compensation of more than $100,000 in any of those years.
					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)	Other Annual Compensation	Securities Underlying Options	All Other Compensation
Michael Cohen	2003	$80,000	-	-	-	-
	2002	$80,000
	2001	$82,808	-	-	-	-

FINANCIAL INFORMATION

We are attaching to this Information Statement the audited financial statements of Bladon for the year ended July 31, 2003, our Annual Report on Form 10KSB for our fiscal year ended October 31, 2002, and our Quarterly Report on Form 10QSB for the three months ended July 31, 2003. We are incorporating by reference the financially statements in Item 7 and the Management's Discussion and Analysis in Item 6 of the Form 10KSB, and the financial statements in Item 1 and Management's Discussion and Analysis in Item 2 of the Form 10QSB. Note 2 to the financial statements included in the Form 10QSB includes pro forma information concerning the combination of New York Film Works and Bladon, including an analysis of the balance sheet effect of the purchase of Bladon and unaudited pro forma operating results for the nine months ended July 31, 2003, for the Company, assuming the acquisition of Bladon occurred on November 1, 2002. The Purple Haze acquisition will not have a significant impact on the historical or pro forma financial statements attached.

REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Copies of our annual report on Form 10-KSB for the year ended October 31, 2002, and our quarterly report on Form 10-QSB for the quarter ended July 31, 2003 as filed with the Securities and Exchange Commission are attached to this Information Statement. Later reports, and any amendments to those reports, are available to shareholders free of charge by writing to:
NEW YORK FILM WORKS, INC.
122 East 25th Street
New York, NY 10010
Attn: Stephen Cohen, secretary
You may review a copy of our reports at the SEC’s public reference room in Washington, D.C., and at the SEC’s regional offices in Los Angeles, California and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings can also be reviewed by accessing the SEC’s Internet site at http://www.sec.gov..

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the share exchange on New York Film Works's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Forward-looking statements are based on our current expectations and involve a number of uncertainties, including those described in the "Risks" section above, elsewhere in this document and in documents incorporated into this document by reference. Actual results could differ materially from what is expected.
Exhibit A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
NEW YORK FILM WORKS, INC.
(Under Section 805 of the Business Corporation Law)
The undersigned, Michael Cohen and Barrington J. Fludgate, being respectively the President and Secretary of NEW YORK FILM WORKS, INC., do hereby certify that:
1. The name of the Corporation is New York Film Works, Inc.
2. The name under which the Corporation was formed was New York Color Works, Inc.
3. The Certificate of Incorporation of the Corporation was filed by the Department of State on November 5, 1980.
4. The Certificate of Incorporation of the Corporation is amended to change each one hundred outstanding shares of the Corporation's Common Stock, par value $.001 per share into one share of Common Stock, par value $.10 per share.
5. To effectuate the foregoing, Article FOURTH, which sets forth the total number of shares of stock which the Corporation shall have authority to issue is amended to read as follows:
ARTICLE FOURTH
The Corporation is authorized to issue one hundred twenty million shares of Common Stock, par value $.10 per share. Effective upon filing of this Certificate of Amendment of Certificate of Incorporation, each 100 shares of the Corporation's Common Stock, par value $.001 per share, outstanding shall be changed into 1 share of such Common Stock, par value $.10 per share. Each shareholder who would otherwise be entitled to receive a fractional share of 0.5 or greater shall receive a whole share and each shareholder who would otherwise be entitled to receive a fractional share of less than 0.5 shall not receive an additional whole share.
6. The foregoing amendment to the Certificate of Incorporation was authorized by the Board of Directors followed by at least a majority of the holders of all of the shares of the Corporation entitled to vote thereon.
IN WITNESS WHEREOF, we have signed this Certificate on the ___ day of ____, 2003, and we affirm the statements contained therein are true under penalty of perjury.
/s/ Michael Cohen
MICHAEL COHEN,
President
/s/ Barrington J. Fludgate
BARRINGTON J. FLUDGATE,
Secretary
Exhibit B
SHARE EXCHANGE AGREEMENT
THIS SHARE EXCHANGE AGREEMENT, dated as of the 30th day of June, 2003 (the "Agreement"), is by and among New York Film Works, Inc., a New York corporation (the "Acquirer"), Michael Cohen and Stephen Cohen (each an "Acquirer Shareholder and collectively the "Acquirer Shareholders"), and shareholders of Bladon Studios Limited, a company organized under the laws of England and Wales ("Target") listed in Schedule 1.1 of this Agreement (the "Target Shareholders").
W I T N E S S E T H:
WHEREAS, Target Shareholders own 100% of the capital stock of Target, in the denominations as set forth opposite their respective names on Schedule 1.1 to this Agreement which shares constitute all of the issued and outstanding shares of capital stock of Target (the "Target Shares");
WHEREAS, Acquirer desires to acquire from Target Shareholders, and Target Shareholders desire to sell to Acquirer, all of Target Shares in exchange for the issuance by Acquirer of warrants ("Warrants") to acquire for $100.00 an aggregate of 940,909,091 shares (the "Acquirer Shares"), being equal to eighty-nine percent (89%) of the issued and outstanding shares of Acquirer's common stock, par value $0.001 per share (the "Acquirer Common Stock"), on the terms and conditions set forth below; and
WHEREAS, Acquirer Shareholders are the principal shareholders of Acquirer and will benefit from the transactions contemplated herein.
NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:
ARTICLE I
EXCHANGE OF SHARES
1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):
(a) Acquirer shall issue and deliver to each Target Shareholder Warrants, in the form annexed hereto as Exhibit "A" and incorporated herein by reference, to purchase the Acquirer Shares set forth opposite such Target Shareholder's name set forth on Schedule 1.1 hereto, and
(b) each Target Shareholder agrees to deliver to Acquirer, the Target Shares set forth opposite such Target Shareholder's name on Schedule 1.1 hereto along with an appropriately executed stock power endorsed in favor of Acquirer.
The exchange of Warrants and Target Shares as provided in this Section 1.1 and the other transactions contemplated by this Agreement are referred to herein as the "Exchange".
1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at 185 Madison Avenue, 10th Floor, New York, New York, simultaneous with the execution hereof (the "Closing Date").
1.3 Deliveries by Acquirer and Acquirer Shareholders. At the Closing, Acquirer and Acquirer Shareholders shall deliver or cause to be delivered to Target Shareholders:
(a) certificates representing Warrants to purchase Acquirer Shares, issued in the respective names of Target Shareholders as set forth on Schedule 1.1;
(b) a copy of each material consent of any person necessary to the consummation of the Closing and the Exchange, including consents from parties to loans, contracts, leases or other agreements and consents from governmental agencies, whether foreign, federal, state or local;
(c) a resolution from Acquirer's current Board of Directors appointing Roger Bailey, Michael Allen and Barrington Fludgate to Acquirer's Board of Directors;
(d) letters of resignation from Acquirer's current officers and directors, other than Michael Cohen, to be effective upon Closing and after the appointments described in the Section 1.3(c); and
(e) any other document reasonably requested by Target Shareholders that they deem necessary for the consummation of the Exchange.
1.4 Deliveries by Target Shareholders. At the Closing, Target Shareholders shall deliver or cause to be delivered to Acquirer and Acquirer Shareholders:
(a) certificates representing Target Shares with stock powers duly endorsed in blank;
(b) any other document reasonably requested by Acquirer and Acquirer Shareholders that they deem necessary for the consummation of the Exchange.
1.5 Irrevocable Proxy and Voting Agreement. The parties hereby agree that Roger Bailey ("Bailey") may vote the Acquirer Common Stock owned by the Acquirer Shareholders and Gerald Cohen for the purpose of amending Acquirer's charter to permit the issuance of the Acquirer Shares upon exercise of the Warrants and such other matters as determined in Bailey's sole discretion. It is hereby expressly understood that this Section 1.5 constitutes a voting agreement under Section 620(a) of the New York Business Corporation Law. In furtherance of such voting agreement, at the Closing, each Acquirer Shareholder and Gerald Cohen shall deliver an irrevocable proxy to Bailey, in the form annexed hereto as Exhibit "B" and incorporated herein by reference, wherein Bailey shall be permitted to vote the Acquirer Common Stock as provided in this Section 1.5 and as provided in the irrevocable proxy.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF ACQUIRER
Except as specifically set forth in the Disclosure Schedule prepared by Acquirer and delivered to Target Shareholders simultaneously with the execution hereof ("Acquirer Disclosure Schedule"), Acquirer makes the following representations and warranties. In the event of any inconsistency between statements in the body of this Agreement and statements in the Acquirer Disclosure Schedule (excluding exceptions expressly set forth in the Acquirer Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in the body of this Agreement shall control.
2.1 Organization and Qualification; Subsidiaries. Acquirer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Acquirer is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Acquirer. Acquirer does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.
2.2 Authorization; Enforceability. Acquirer has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Acquirer has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and no other corporate action on the part of Acquirer is necessary to authorize the execution and delivery by Acquirer of this Agreement or the consummation by it of the Exchange. This Agreement constitutes the valid and binding obligation of each of Acquirer and each Acquirer Shareholder, enforceable against each of Acquirer and each Acquirer Shareholder in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought. No vote of, or consent by, the holders of any class or series of capital stock or voting debt issued by Acquirer is necessary to authorize the execution and delivery by Acquirer or any Acquirer Shareholder of this Agreement or the consummation by it of the Exchange.
2.3 No Conflicts or Defaults. The execution and delivery of this Agreement by each of Acquirer and each Acquirer Shareholder and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the certificate of incorporation or by-laws of Acquirer or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Acquirer is a party or by which Acquirer is bound, or any judgment, order or decree, or any law, rule or regulation to which Acquirer is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of Acquirer, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Acquirer is a party or by which Acquirer's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, Acquirer is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.
2.4 Capitalization. The authorized capital stock of Acquirer immediately prior to giving effect to the transactions contemplated hereby consists of one hundred twenty million (120,000,000) shares of Acquirer Common Stock par value $.001 per share, of which 103,500,000 shares are issued and outstanding as of the date hereof. All of the outstanding shares of Acquirer Common Stock are, and Acquirer Shares when issued in accordance with the terms hereof and the Warrants, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to Acquirer Shares, will not be issued in violation of any preemptive right of stockholders. Acquirer Shares are not subject to any preemptive or subscription right. There is no outstanding voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling Acquirer to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for Acquirer Common Stock. Acquirer has not granted registration rights to any person.
2.5 Financial Statements. The balance sheet (the "Acquirer Balance Sheet") as of April 30, 2003 (the "Acquirer Balance Sheet Date") and the statement of operation for the period ended April 30, 2003 (collectively the "Acquirer Financial Statements") (i) has been prepared from, and is in accordance with, the books and records of Acquirer and (ii) fairly presents the financial position and the results of operations of Acquirer as of the times and for the periods referred to therein.
2.6 No Undisclosed Liabilities. Except as disclosed in the Acquirer Financial Statements and for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the Acquirer Balance Sheet Date pursuant to the terms of this Agreement, Acquirer has no liability or obligation of any nature, whether or not accrued, contingent or otherwise, that has, or would be reasonably likely to have, a material adverse effect on Acquirer. The reserves reflected in the Financial Statements are adequate, appropriate and reasonable and have been calculated in a consistent manner. The term "material adverse effect" in this Agreement means, with respect to any person, a material adverse effect on the business, assets, liabilities, financial condition or results of operations of such person and the ability of such person to conduct business in the manner in which such person currently conducts business.
2.7 Absence of Certain Changes. Except as disclosed in the Acquirer Financial Statements or expressly required by this Agreement, since the Acquirer Balance Sheet Date:
(a) no event that would result in a material adverse effect on Acquirer has occurred,
(b) Acquirer has not (i) amended its certificate of incorporation or by-laws or similar organizational documents, (ii) excluding the issuance of 12.5 million shares of Common Stock to Gerald Cohen for forgiveness of certain indebtedness, issued, sold, transferred, pledged, disposed of or encumber any shares of any class or series of its capital stock, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its capital stock, (iii) declared, set aside or paid any dividend or other distribution payable in cash, stock or property with respect to any shares of any class or series of its capital stock; (iv) split, combine or reclassify any shares of any class or series of its stock; or (v) redeemed, purchased or otherwise acquired directly or indirectly any shares of any class or series of its capital stock, or any instrument or security which consists of or includes a right to acquire such shares;
(c) Acquirer has not sold, leased, licensed, mortgaged, pledged or encumbered any assets other than in the ordinary and usual course of business and consistent with the past practice;
(d) Acquirer has not adopted a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Acquirer; and
(e) neither Acquirer nor Acquirer Shareholders, have taken, or agreed to or commit to take, any action that would or is reasonably likely to result in any representation or warranty of Acquirer contained herein inaccurate in any material respect at the Closing Date, or that would materially impair the ability of the parties to consummate the Closing in accordance with the terms hereof.
2.8 Taxes. Acquirer has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the Acquirer Financial Statements of Acquirer and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Acquirer, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. No tax return or tax return liability of Acquirer has been audited or, presently under audit. Acquirer has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of Acquirer, threatened, against Acquirer for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Acquirer have been paid and have been duly provided for in the Acquirer Financial Statements.
2.9 Contracts; No Defaults. Neither Acquirer, nor, to Acquirer's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Acquirer is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Acquirer or, to the knowledge of Acquirer, any other person or entity. Acquirer has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.
2.10 Compliance with Law. Acquirer is not conducting its business or affairs in violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Acquirer has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.
2.11 Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Acquirer, threatened, against or affecting the business of Acquirer, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Acquirer, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12 month period preceding the date hereof. There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Acquirer. Acquirer has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.
2.12 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Acquirer and Acquirer Shareholders directly with Target and Target Shareholders without the intervention of any person on behalf of Acquirer or Acquirer Shareholders in such a manner as to give rise to any valid claim by any person against any Acquirer Shareholder for a finder's fee, brokerage commission or similar payment.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF TARGET SHAREHOLDERS
Except as specifically set forth in the Disclosure Schedule prepared by Target Shareholders and delivered to Acquirer simultaneously with the execution hereof ("Target Disclosure Schedule"), Target Shareholders make the following representations and warranties. In the event of any inconsistency between statements in the body of this Agreement and statements in the Target Disclosure Schedule (excluding exceptions expressly set forth in the Target Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in the body of this Agreement shall control.
3.1 Organization and Qualification; Subsidiaries. Target is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Target is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Target. Except for Research Services International Limited, a wholly-owned subsidiary of Target, Target does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.
3.2 Enforceability. This Agreement constitutes the valid and binding obligation of each Target Shareholder, enforceable against each Target Shareholder in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought. No vote of, or consent by, the holders of any class or series of capital stock or voting debt issued by Target is necessary to authorize the execution and delivery by Target Shareholders of this Agreement or the consummation by them of the Exchange.
3.3 No Conflicts or Defaults. The execution and delivery of this Agreement by each Target Shareholder and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the governing documents of Target, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Target or any Target Shareholder is a party or by which Target or any Target Shareholder or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which Target or any Target Shareholder or any of their respective assets are subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance, or other right or adverse interest upon any of the assets of Target, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Target is a party or by which Target or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, Target is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.
3.4 Capitalization. (a) The authorized capital stock of Target consists of 2,000,000 Ordinary Shares, par value (pound)1 per share ("Ordinary Shares"). As of the date hereof, 2,000,000 Ordinary Shares are issued and outstanding, and no Ordinary Shares are issued and held in the treasury of Target. As of the date hereof, (i) there are no existing options, warrants, calls, pre-emptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of Target, obligating Target to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock of, or other equity or debt interest in, Target or securities convertible into or exchangeable for such shares or equity interests, or obligating Target to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment and (ii) there are no outstanding contractual obligations of Target to repurchase, redeem or otherwise acquire any Ordinary Shares, or other capital stock of Target. There are no voting trusts or other agreements or understandings to which any Target Shareholder or Target is a party.
3.5 Financial Statements. The balance sheet (the "Target Balance Sheet") as of May 31, 2003 (the "Target Balance Sheet Date") and the statement of operations for the period ended May 31, 2003 (collectively the "Target Financial Statements") (i) has been prepared from, and is in accordance with, the books and records of Target and (ii) fairly presents the financial position and the results of operations of Target as of the times and for the periods referred to therein.
3.6 No Undisclosed Liabilities. Except (a) as disclosed in the Target Financial Statements and (b) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date pursuant to the terms of this Agreement, Target has no liability or obligation of any nature, whether or not accrued, contingent or otherwise, that has, or would be reasonably likely to have, a material adverse effect on Target. The reserves reflected in the Target Financial Statements are adequate, appropriate and reasonable and have been calculated in a consistent manner.
3.7 Absence of Certain Changes. Except as disclosed in the Target Financial Statements or expressly required by this Agreement, since the Target Balance Sheet Date:
(a) no event that would result in a material adverse effect on Target has occurred,
(b) Target has not (i) amended its certificate of incorporation or by-laws or similar organizational documents, (ii) issued, sold, transferred, pledged, disposed of or encumber any shares of any class or series of its capital stock, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its capital stock, (iii) declared, set aside or paid any dividend or other distribution payable in cash, stock or property with respect to any shares of any class or series of its capital stock; (iv) split, combine or reclassify any shares of any class or series of its stock; or (v) redeemed, purchased or otherwise acquired directly or indirectly any shares of any class or series of its capital stock, or any instrument or security which consists of or includes a right to acquire such shares;
(c) Target has not sold, leased, licensed, mortgaged, pledged or encumbered any assets other than in the ordinary and usual course of business and consistent with the past practice; (d) Target has not adopted a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Target; and
(e) neither Target nor Target Shareholders, have taken, or agreed to or commit to take, any action that would or is reasonably likely to result in any representation or warranty of Target contained herein inaccurate in any material respect at the Closing Date, or that would materially impair the ability of the parties to consummate the Closing in accordance with the terms hereof.
3.8 Taxes. Target has filed all returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of Target and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by Target such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of Target has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Target has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of Target for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of Target, have been paid or shall be paid prior to the Closing and have been duly provided for in the Target Financial Statements.
3.9 Contracts; No Defaults. Neither Target, nor, to any Target Shareholder's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Target is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Target or, to the knowledge of Target, any other person or entity. Target has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.
3.10 Compliance with Law. Target is not conducting its business or affairs in material violation of any applicable UK or US federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Target has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.
3.11 Litigation. There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Target, threatened, against or affecting the business of Target, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Target, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12 month period preceding the date hereof. here is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Target. Target has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.
3.12 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Target and Target Shareholders directly with Acquirer and Acquirer Shareholders without the intervention of any person on behalf of Target or an Target Shareholder in such a manner as to give rise to any valid claim by any person against Acquirer, Target or any Target Shareholder for a finder's fee, brokerage commission or similar payment.
3.13 Ownership of Target Shares. The assignments, endorsements, stock powers and other instruments of transfer delivered by the Target Shareholders to Acquirer at the Closing will be sufficient to transfer each Target Shareholder's entire interest, legal and beneficial, in the Target Shares. Each Target Shareholder has full power and authority to convey good and marketable title to all of the Target Shares owned by such Target Shareholder as set forth on Schedule 1.1, and upon transfer to Acquirer of certificates evidencing the Target Shares, Acquirer will receive good and marketable title to such Target Shares, free and clear of any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer, including restrictions imposed by any governmental entity, of any nature whatsoever ("Encumbrances").
3.14 Purchase for Investment. Each Target Shareholder is acquiring the Warrants and, upon exercise of the Warrants, the Acquirer Shares for investment for such Target Shareholder's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Target Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Target Shareholder further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Warrants or the Acquirer Shares. Each Target Shareholder understands that the offer and sale of neither the Warrants or the Acquirer Shares have been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Acquirer's reliance on such exemption is predicated on such Target Shareholder's representations set forth herein.
3.15 Investment Experience. Each Target Shareholder acknowledges that he can bear the economic risk of his investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Warrants and Acquirer Shares.
3.16 Information. Each Target Shareholder has carefully reviewed such information as such Target Shareholder deemed necessary to evaluate an investment in Acquirer Shares. To the full satisfaction of each Target Shareholder, he has been furnished all materials that he has requested relating to Acquirer and the issuance of the Acquirer Shares hereunder, and each Target Shareholder has been afforded the opportunity to ask questions of representatives of Acquirer to obtain any information necessary to verify the accuracy of any representations or information made or given to Target Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of Acquirer set forth in this Agreement, on which each Target Shareholder has relied in making an exchange of Target Shares for the Warrants and Acquirer Shares.
3.17 Restricted Securities. Each Target Shareholder understands that neither the Warrants or the Acquirer Shares may be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption there from, and that in the absence of an effective registration statement covering the Warrants and the Acquirer Shares or any available exemption from registration under the Securities Act, the Warrants and the Acquirer Shares must be held indefinitely. Each Target Shareholder is aware that the Warrants and the Acquirer Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about Acquirer.
ARTICLE IV
INDEMNIFICATION
4.1 Survival of Covenants, Warranties and Representations. Each of the covenants, representations and warranties of Target Shareholders, Acquirer and Acquirer Shareholders in this Agreement or in any certificate, schedule, instrument or other document delivered pursuant to this Agreement shall survive the Closing Date and shall continue in force until the first anniversary of the Closing Date (the "Termination Date").
4.2 Indemnification by Acquirer Shareholders. Subject to the limitations set forth in this Section 4.2, Acquirer Shareholders hereby agree to, jointly and severally, indemnify, defend and hold harmless Acquirer, Target, Target Shareholders and their respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may control Acquirer or Target within the meaning of the Securities Act (individually a "Target Indemnified Person" and collectively the "Target Indemnified Persons") from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, legal fees, (collectively, "Damages") arising out of any misrepresentation or breach of or default in connection with any of the representations, warranties, covenants and agreements given or made by Acquirer or any Acquirer Shareholder in this Agreement, Acquirer Disclosure Schedule or any exhibit or schedule to this Agreement. Target Indemnified Persons shall act in good faith and in a commercially reasonable manner to mitigate any Damages they may suffer. The aggregate indemnification obligations of Acquirer Shareholders hereunder shall not exceed $200,000; provided, however, that there shall be no limitation on liability of Acquirer Shareholders for (i) any breach of any representation, warranty or covenant if the Closing does not occur, or (ii) fraud, criminal activity or intentional breach of any covenant contained in this Agreement. No claim for Damages shall be made under this Section 4.2 unless the aggregate of Damages exceeds $10,000 for which claims are made hereunder by Target Indemnified Persons in which case Target Indemnified Person shall be entitled to seek compensation for all Damages without regard to the limitation set forth in this sentence (the "Target Indemnified Person Limitation").
4.3 Indemnification by Target Shareholders. Subject to the limitations set forth in this Section 7.3, Target Shareholders hereby agree to, jointly and severally, indemnify, defend and hold harmless Acquirer, Target and Acquirer Shareholders and their respective officers, directors, agents, attorneys and employees, and each person who controls or may control Acquirer or Target (individually an "Acquirer Indemnified Person" and collectively, the "Acquirer Indemnified Persons") from and against any and all Damages which arising out of any misrepresentation or breach of or default in connection with the representations, warranties, covenants and agreements given or made by Target or Target Shareholders in this Agreement, Target Disclosure Schedule or any exhibit or schedule to this Agreement. Acquirer Indemnified Persons shall act in good faith and in a commercially reasonable manner to mitigate any Damages they may suffer. The aggregate indemnification obligations of Target Shareholders hereunder shall not exceed $200,000; provided, however, that there shall be no limitation on liability of Target Shareholders for (i) any breach of any representation, warranty or covenant if the Closing does not occur, or (ii) fraud, criminal activity or intentional breach of any covenant contained in this Agreement. No claim for Damages shall be made under this Section 4.3 unless the aggregate of Damages exceeds $10,000 for which claims are made hereunder by Acquirer Indemnified Persons in which case Acquirer Indemnified Persons shall be entitled to seek compensation for all Damages without regard to the limitation set forth in this sentence (the "Acquirer Indemnified Person Limitation").
4.4 Claims. The provisions of this Section 4.4 shall be subject to Section 4.5. As soon as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement, the indemnified person ("Indemnified Person") shall promptly give notice to the indemnifying person ("Indemnified Person") of such claim and the amount the Indemnified Person will be entitled to receive hereunder from the Indemnifying Person; provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. If the Indemnifying Person does not object in writing to such indemnification claim within thirty (30) days of receiving notice thereof, the Indemnified Person shall be entitled to recover, on the thirty-fifth (35th) day after such notice was given, from the Indemnifying Person the amount of such claim, and no later objection by the Indemnifying Person shall be permitted; if the Indemnifying Person agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Person shall nevertheless be entitled to recover, on the thirty-fifth (35th) day after such notice was given, from the Indemnifying Person the lesser amount, without prejudice to the Indemnified Person's claim for the difference.
4.5 Notice of Third-Party Claims; Assumption of Defense. The Indemnified Person shall give notice as promptly as is reasonably practicable to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement; provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, (a) participate in the defense of any claim, suit, action or proceeding and (b) upon notice to the Indemnified Person and the Indemnifying Person's delivering to the Indemnified Person a written agreement that the Indemnified Person is entitled to indemnification for all Damages arising out of such claim, suit, action or proceeding and that the Indemnifying Person shall be liable for the entire amount of any Damages, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof; provided, however, that (i) the Indemnifying Person's counsel is reasonably satisfactory to the Indemnified Person, and (ii) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. If, however, the Indemnified Person reasonably determines in its judgment that representation by the Indemnifying Person's counsel of both the Indemnifying Person and the Indemnified Person would present such counsel with a conflict of interest or that the Indemnifying Person's counsel is inadequate to properly defend the Indemnified Person, then such Indemnified Person may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Person shall pay the fees and disbursements of such separate counsel. Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.
4.6 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, as the case may be, of any claim, suit, action or proceeding shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, however, that no obligation, restriction or Damages shall be imposed on the Indemnified Person as a result of such settlement without its prior written consent. The Indemnified Person will give the Indemnifying Person at least 30 days' notice of any proposed settlement or compromise of any claim, suit, action or proceeding it is defending, during which time the Indemnifying Person may reject such proposed settlement or compromise; provided, however, that from and after such rejection, the Indemnifying Person shall be obligated to assume the defense of and full and complete liability and responsibility for such claim, suit, action or proceeding and any and all Damages in connection therewith in excess of the amount of unindemnifiable Damages which the Indemnified Person would have been obligated to pay under the proposed settlement or compromise.
4.7 Failure of Indemnifying Person to Act. In the event that the Indemnifying Person does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Person to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Person of its obligations hereunder.
ARTICLE V
POST-CLOSING COVENANTS
5.1 Blue Sky Laws. Acquirer shall take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions applicable to the issuance of Acquirer Common Stock in connection with the Exchange. Each Target Shareholder shall use his commercially reasonable efforts to assist Acquirer to comply with the securities and blue sky laws of all jurisdictions applicable to the issuance of Acquirer Common Stock in connection with the Exchange.
5.2 Reorganization. Acquirer and Target shall each use its best efforts to cause the business combination to be effected by the Exchange to be qualified as a "reorganization" described in Section 368 of the Code.
5.3 Expenses. Whether or not the Exchange is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.
5.4 Rescission. In the event that, after using all commercially reasonable efforts by Bailey and his affiliates to increase the authorized Acquirer Common Stock to permit the exercise of all of the Warrants in their entirety, Acquirer is unable to amend its charter to increase the authorized Acquirer Common Stock to permit the exercise of all of the Warrants in their entirety, Bailey shall have the right to cause the Warrants to be put to Acquirer and Acquirer to return the Target Shares to the Target Shareholders. The right to put the Warrants shall terminate on the earlier of (i) one year from the date of this Agreement and (ii) exercise of the Warrants.
ARTICLE VI
MISCELLANEOUS
6.1 Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.
6.2 No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.
6.3 Further Assurances. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the Exchange in accordance with the terms of this Agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree to execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement and cause the Warrants to become exercisable.
6.4 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:
If to either Target Shareholder:
c/o Bladon Studios Limited
52 High Street Harrow-on-the-Hill
Middlesex HA1 3LL England
with a copy to: James G. Smith, Esq.
Raice Paykin & Krieg, LLP
185 Madison Avenue, 10th Floor
New York, NY 10016
If to Acquirer or either Acquirer Shareholder:
c/o New York Film Works, Inc.
928 Broadway
New York, NY 10010
With a copy to:
Gerald Cohen, Esq.
655 Third Avenue, 16th Floor
New York, NY 10017
6.5 Entire Agreement. This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter.
6.6 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.
6.7 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.
6.8 Jurisdiction of Disputes. In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement or any matters described or contemplated herein, with respect to any of the matters described or contemplated herein or therein, the parties to this Agreement hereby (a) agree under all circumstances absolutely and irrevocably to institute any litigation, proceeding or other legal action in a court of competent jurisdiction located within the City, County and State of New York, whether a state or federal court; (b) agree that in the event of any such litigation, proceeding or action, such parties will consent and submit to personal jurisdiction in such court; and (c) agree to waive to the full extent permitted by law any objection that they may now or hereafter have to the venue of any such litigation, proceeding or action in any such court or that any such litigation, proceeding or action was brought in an inconvenient forum.
6.9 Time of Essence. Each of the parties hereto hereby agrees that, with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.
6.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.
6.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written content of the other parties.
6.12 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.
NEW YORK FILM WORKS, INC.

By: /s/ MICHAEL V. COHEN
Name: Michael V. Cohen
Title: President
TARGET SHAREHOLDERS:

/s/ ROGER BAILEY
Roger Bailey

/s/ MICHAEL ALLEN
Michael Allen
ACQUIRER SHAREHOLDERS:

/s/ MICHAEL COHEN
Michael Cohen

/s/ STEPHEN COHEN
Stephen Cohen
The undersigned hereby agrees to be bound by Section 1.5:

/s/ GERALD COHEN
Gerald Cohen
[Schedules Omitted]
EXHIBIT "A"
NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT THE PROPOSED SALE, PLEDGE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.
For the Purchase of No. __ __ shares of Common Stock
DATE OF WARRANT: June 30, 2003
WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK OF NEW YORK FILM WROKS, INC. (A New York corporation)
WHEREAS, ___ ("Holder"), with his principal place of business at ___, entered into a Share Exchange Agreement on even date herewith with, among others, New York Film Works, Inc., a New York corporation, (the "Company"), pursuant to which Holder transferred all of his right, title and interest in Bladon Studios Limited, a company incorporated under the laws of England and Wales; and
WHEREAS, the Company, as of the date hereof, has insufficient number of authorized shares of its common stock, $0.001 par value per share ("Common Stock") to issue to Holder ___ shares of Common Stock; and
WHEREAS, the Company and Holder desire to close the Share Exchange Agreement prior to amending the Company's charter to increase the authorized Common Stock of the Company.
NOW THEREFORE, FOR VALUE RECEIVED, the Company hereby certifies that Holder, or his, her or its Permitted Transferees is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time during the period commencing on the date hereof and expiring on June 30, 2004, ___ shares of Common Stock, at a purchase price equal to $94.00 for all of the Shares (the "Warrant"). The number of shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price for the Shares, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively.
1. EXERCISE
(a) Procedure for Exercise. This Warrant may be exercised by the Holder by the surrender of this Warrant (with the Notice of Exercise form attached hereto duly executed by such Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment to the Company of the Exercise Price (i) in cash, (ii) by certified check, (iii) by wire transfer, or (iv) by a combination of (i), (ii) and (iii).
(b) Date of Exercise. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant, together with the Notice of Exercise form attached hereto duly executed by such Holder or Permitted Transferee shall have been surrendered to the Company. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.
(c) Issuance of Certificate. As soon as practicable after the exercise of the purchase right represented by this Warrant, and in any event within ten (10) business days thereafter, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct (i) a certificate or certificates for the number of full shares of Warrant Shares to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Holder would otherwise be entitled, an additional share as determined pursuant to Section 3 hereof, and (ii) in case such exercise is in part only, a new Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 1(a) above. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Warrant Shares upon exercise of this Warrant.
2. ADJUSTMENTS.
(a) Split, Subdivision or Combination of Shares. If the outstanding shares of the Company's Common Stock at any time while this Warrant remains outstanding and unexpired shall be subdivided or split into a greater number of shares, or a dividend in Common Stock shall be paid in respect of Common Stock, the number of Warrant Shares purchasable upon the exercise of this Warrant in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or split or immediately after the record date of such dividend (as the case may be), shall be proportionately increased. If the outstanding shares of Common Stock shall be combined or reverse-split into a smaller number of shares, the number of Warrant Shares purchasable upon the exercise of this Warrant in effect immediately prior to such combination or reverse split shall, simultaneously with the effectiveness of such combination or reverse split, be proportionately decreased.
(b) Reclassification Reorganization, Consolidation or Merger. In the case of any reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 2(a) above), or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock), or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution then, as part of any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof, the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this Section 2 shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.
(c) Merger, Consolidation, Share Exchange, Reorganization, Etc. If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, recapitalization, exchange of shares, or reorganization of the Company, sale or transfer of substantially all of the assets of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then lawful provision shall be made by the Company so that the Holder exercising this Warrant shall receive, for the Exercise Price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, recapitalization, exchange of shares, reorganization, sale or other similar event.
(d) No Limitations on the Company. This Warrant shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets. Nothing herein shall be construed as creating any limitations upon the right and authority of the Board of Directors of the Company to adopt such incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board of Directors in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights.
(e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.
3. FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares of Common Stock upon exercise. If any fractions of a share would, but for this Section 3, be issuable upon any exercise, in lieu of such fractional share the Company shall round up to the nearest whole number.
4. LIMITATION ON SALES. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares, as of the date of original issuance of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective Registration Statement under the Securities Act as to this Warrant or such Warrant Shares or (b) an opinion of counsel, reasonably acceptable to the Company, that such registration and qualification are not required. The Warrant Shares issued upon exercise thereof shall be imprinted with a legend in substantially the following form:
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY) IN THE FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT THE PROPOSED SALE, PLEDGE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS."
The Holder hereof and the Company agree to execute such other documents and instruments as the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.
The Company covenants and agrees that (i) all Warrant Shares which may be issued upon exercise of the Warrant, upon issuance, shall be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof; and (ii) the Company will not close its books against the exercise of the Warrant or the transfer of the Common Stock issued or issuable upon exercise of the Warrant in any manner which would interfere with the timely exercise of the Warrant.
5. TRANSFER OF WARRANT. This Warrant may not be transferred, in whole or in part, whether by operation of law or otherwise, to any person or business entity, without the prior written consent of the Company, and any assignment to the contrary shall be null and void and of no force and effect. Notwithstanding the foregoing, but subject to the provisions of Section 4, the Holder may transfer the Warrant or a portion thereof to one or more trusts established for the exclusive benefit of such Holder and/or one or more of the Holder's spouse, children, grandchildren, parents, siblings, nieces or nephews (collectively, "Permitted Transferees"), or at death to the Holder's estate, to any of the Holder's Permitted Transferees, or to one or more trusts all of the beneficiaries of which are one or more of the Holder's Permitted Transferees; provided, however, that any such transferee shall hold the transferred Warrant subject to the terms and conditions of this Agreement. Any transfer permitted by the immediately preceding sentence shall be made by presentation of the Warrant to the Company with written instructions for such transfer, including evidence that the transfer is permitted hereunder. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants as permitted under this Section.
6. GENERAL RESTRICTIONS. The Company shall not be required to sell or issue any Warrant Shares under this Warrant if the sale or issuance of such Warrant Shares would constitute a violation by the individual exercising the Warrant or by the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any Warrant Shares subject to the Warrant upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Warrant Shares hereunder, the Warrant may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Warrant. Specifically, in connection with the Securities Act, unless a registration statement under the Securities Act is in effect with respect to the Warrant Shares covered by the Warrant, the Company shall not be required to sell or issue such Warrant Shares unless the Company has received evidence satisfactory to it that the holder of the Warrant may acquire such Warrant Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Company shall be final, binding, and conclusive. Except as provided herein, the Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Warrant or the issuance of Warrant Shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Warrant shall not be exercisable unless and until the Warrant Shares covered by the Warrant are registered or are subject to an available exemption from registration, the exercise of the Warrant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Warrant shall not be exercisable unless the Holder shall have received all required regulatory approvals with respect to ownership of the Warrant Shares to be issued upon such exercise.
7. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
8. TRANSFERS. The Company will maintain a register containing the names and addresses of the Holders of this Warrant. Any Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
9. PAYMENT OF TAXES. The Holder agrees to promptly pay in cash to the Company, upon demand, any taxes that Company (or any affiliate of the Company) may be required to withhold or collect in connection with any exercise of the Warrant.
10. CERTAIN NOTICES
(a) Notice of Adjustment. Upon any adjustment of the Exercise Price, the Company shall forthwith give written notice thereto to the Holder of this Warrant describing the event requiring the adjustment, stating the adjusted Warrant Shares and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.
(b) Notices of Record Date. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the notice shall not affect the legality or validity of any such action.
(c) Form and Delivery Requirements. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Warrant ("Notices") shall be in writing and shall be provided or given in one of the following ways: (i) personal delivery, or (ii) overnight courier service which provides a receipt acknowledging delivery. All such Notices shall be deemed to have been so provided or given as follows: (a) provided or given by personal delivery--upon actual delivery to or refusal to accept delivery by party of the Notice, or (b) provided or given by overnight courier service which provides a receipt acknowledging delivery--upon actual delivery to or refusal to accept delivery by party of the Notice during normal business hours. Notices to a party shall be addressed to such party at its following address and facsimile number, or at such other address and facsimile number, and to the attention of such other officers or individuals as it may from time to time designate to the other parties in writing:
(i) If to the Company:
New York Film Works, Inc.
Attn: Secretary
928 Broadway
New York, NY 10010
(ii) If to Holder, the address of the Holder as maintained on the books and records of the Company, or to such other address as may be designated by a party in a notice to the other. Each notice, demand, request or communication that shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile) the facsimile confirmation report being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.
11. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company. Holder will have and may exercise rights as a shareholder on all stock of the Company held by Holder.
12. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
13. AMENDMENTS. The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and the Holder hereof.
14. BINDING EFFECT. Subject to all restrictions provided for in this Warrant and by applicable law relating to assignment and transfer of this Warrant, this Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.
15. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated except by a written instrument signed by the Company and the Holder; provided, however, that the Company or the Holder unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the other party hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.
16. COUNTERPARTS. To facilitate execution, this Warrant may be executed in counterparts. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single contract. It shall not be necessary in making proof of this Warrant to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Without limiting the generality of the foregoing, the exchange by the parties hereto of counterparts by facsimile transmission shall be sufficient by create a binding and enforceable agreement.
17 GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of New York (excluding the choice of law rules thereof).
18. JURISDICTION AND VENUE. Any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York. Each party hereto waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding and irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each party hereto further agrees to accept and acknowledge service or any and all process which may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.
IN WITNESS WHEREOF, each of the parties hereto has executed this Warrant or caused this Warrant to be duly executed on its behalf as of the date first above written.
ISSUER:
NEW YORK FILM WORKS, INC.
By: ___________________________
Title: __________________________
HOLDER:
________________________________
NOTICE OF EXERCISE
TO: New York Film Works, Inc.
1. The undersigned hereby elects to purchase ________ shares of the Common Stock of New York Film Works, Inc., pursuant to terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full, together with all applicable transfer taxes, if any.
2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:
3. The undersigned represents that he/she/it will only sell the shares of Common Stock pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an exemption from registration thereunder.

_________________________________
(Name)

_________________________________
(Address)

_________________________________
-

_________________________________
(Telephone Number)

_________________________________
(Facsimile Number)

_________________________________
(E-mail Address)

_________________________________
(Taxpayer Identification Number)

By: ______________________________________

Title: _____________________________________

Date: _____________________________________
EXHIBIT "B"
IRREVOCABLE PROXY
In accordance with the Share Exchange Agreement (the "Exchange Agreement") by and among, New York Film Works, a New York corporation, Michael V. Cohen, Stephen M. Cohen, Roger Bailey and Michael Allen dated June 30, 2003, the undersigned agrees as follows:
1. Grant of Irrevocable Proxy.
(a) The undersigned stockholder (the "Stockholder") with respect to all of the shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock") owned by the Stockholder in New York Film Works, Inc., a New York corporation, (the "Company") hereby grants to Roger Bailey (the "Holder") an irrevocable proxy under Section 609(f) of the New York Business Corporation Law to vote the Shares until the earlier of (i) the Warrant (as such term is defined in the Exchange Agreement) granted to the Holder has been exercised or (ii) the Warrant has expired by its terms, in any manner that the Holder may determine in his sole and absolute discretion to be in the Holder's own best interest, all of the Shares with respect to which the Stockholder has voting power at the date hereof at any meeting of stockholders of the Company or action by written consent with respect to any matter or the transactions contemplated thereby. It is expressly understood and agreed that the foregoing irrevocable proxy is hereby granted to the Holder by the Stockholder pursuant to the voting agreement provisions contained in the Exchange Agreement and is coupled with an interest.
(b) Because of this interest in the Shares, the Holder shall have no duty, liability and obligation whatsoever to the Stockholder arising out of the exercise by the Holder of the foregoing irrevocable proxy. The Stockholder expressly acknowledges and agrees that (i) the Stockholder will not impede the exercise of the Holder's rights under the irrevocable proxy and (ii) the Stockholder waives and relinquishes any claim, right or action the Stockholder might have, as a stockholder of the Company or otherwise, against the Holder or any of his affiliates in connection with any exercise of the irrevocable proxy granted hereunder.
(c) The Stockholder has the right to notice of or to any and all special and general meetings of stockholders during the term of this Irrevocable Proxy and further severally agrees that if any notice is given by the Company to the Stockholder, such notice will be deemed to have been validly given to the Stockholder for all purposes.
2. Restrictions on Sale or other Disposition of Shares by the Stockholder. The Stockholder hereby agrees that from and after the date hereof and during the term of this Irrevocable Proxy, the Stockholder will not, directly or indirectly, without the prior written consent of the Holder, sell, assign, hypothecate, transfer, pledge, give, place in trust or dispose of (including, without limitation, by granting of proxies, or relinquishment of voting rights, with respect to) any of the Shares owned by the Stockholder, except for the grant of the irrevocable proxy as provided for herein and except for non-volitional transfers by operation of law. The Stockholder agrees to permit an appropriate legend on certificates evidencing the Shares and stop transfer instructions to the transfer agent reflecting the grant of the irrevocable proxy and restrictions contained in the foregoing Section 1 and this Section 2.
3. Representations and Warranties. The Stockholder represents and warrants to the Holder as follows:
(a) The Stockholder has the all necessary rights, power and authority to execute, deliver and perform his obligations under this Irrevocable Proxy. This Irrevocable Proxy has been duly executed and delivered by the Stockholder and constitutes his legal and valid obligation enforceable against the Stockholder in accordance with its terms.
(b) The Stockholder is the record owner of the Shares listed under his name on Appendix A and the Stockholder has plenary voting and dispositive power with respect to such Shares; the Stockholder owns no other shares of the capital stock of the Company; there are no proxies, voting trusts or other agreements or understandings to which such Stockholder is a party or bound by and which expressly require that any of the Shares be voted in any specific manner other than this Irrevocable Proxy; and such Stockholder has not entered into any agreement or arrangement inconsistent with this Irrevocable Proxy.
4. Equitable Remedies. The Stockholder acknowledges that irreparable damage would result if this Irrevocable Proxy is not specifically enforced and that, therefore, the rights and obligations of the Holder may be enforced by a decree of specific performance issued by a court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, not be exclusive and shall be in addition to any other remedies which the Holder may otherwise have available.
_________________________________
APPENDIX A

_____________________________________
Certificate Number

_____________________________________
Number of Shares
Exhibit C
This Agreement is between:-
New York Film Works Inc "NYFW" of 928 Broadway New York NY. 10010 and Bladon Studios Limited "Bladon" of 52 High Street Harrow on the Hill Harrow Middx HA1 3LL on the one part
and
Ian Macdonald of 30 Apsley Road. Clifton, Bristol BS8 2SS
Niall Johnson of Tan-y-Bryn, 51 Highdale Road, Clevedon, North Somerset BS21 7LR
and Diane Bateson-Smith of 19 Victoria Square, Clifton Bristol BS8 4ES
of the other part.
The Parties hereby Agree the following; -
Bladon will acquire the whole of the share capital of Purple Haze Productions Ltd "PHP" (formally Nymrod Productions Limited) for an issue of 250,000 Ordinary Shares in Bladon
Simultaneously NYFW will purchase from Ian Macdonald Niall Johnson and Diane Batson-Smith the newly issued Shares in Bladon for a consideration of Warrants in NYFW Common Stock of 47 Million Shares or an equivalent number of new shares amounting to no more than 5% of the re constructed capital of the company currently being undertaken under the Share Proxy drafted which is to be attached to the imminent SEC 10-K Filing.
Conditions Precedent
Completion of Due Diligence on PHP and it's subsidiary Moonlit Pictures Limited to include a satisfactory review of the Audited Accounts of PHP.
This agreement is entered into on the basis of the draft accounts of PHP annexed hereto. Any variation in the Audited accounts will trigger a pro rata adjustment in the number of Bladon share to be issued and a subsequent adjustment in the number of NYFW shares issued to the holders of the new Bladon Stock subject to the maximum 5% stated above
NYFW agree to repay the Loan Account of Ian Macdonald amounting to no more than Sterling £10,000 and to be substituted as guarantor for the Company's Business Loan from NatWest of £14,5000 maximum along with the Overdraft of £7,000 maximum 28 days after acceptance of the Audited Accounts of PHP and completion of Due Diligence on PHP and its subsidiaries.
Agreement NYFW and Ian Macdonald, Niall Johnson and Diane Batson-Smith
Ian Macdonald will be offered a seat on the Board of NYFW with specific responsibilities for Bladon Studios Limited and that company's Theatre and TV Motion Picture making subsidiaries. Ian Macdonald will also become Managing Director of PHP and Moonlit Pictures Limited
Signed: New York Film Works Inc.
Dated ____________
Signed Ian Macdonald
Dated ____________
Signed: Niall Johnson
Dated ____________
Signed: Diane Batson-Smith
Dated ____________